UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 2, 2009

Dollarama Group Holdings L.P.

(Exact name of registrant as specified in its charter)

Quebec, Canada	333-143444	Not Applicable
(State or other jurisdiction of incorporation or organization)	Commission File Number:	(I.R.S. Employer Identification No.)

5805 Royalmount Avenue

Montreal, Quebec H4P 0A1

(Address of Principal Executive Offices, Zip Code)

Registrant’s telephone number, including area code (514) 737-1006

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under Exchange Act (17 CFR 240-14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240-14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.	Regulation FD Disclosure

On December 10, 2009, Dollarama Inc., parent company of Dollarama Group Holdings L.P., issued a press release, copy of which is furnished herewith as Exhibit 99.1, and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits

(d) Exhibits

99.1	Press Release of Dollarama Inc., dated December 10, 2009

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DOLLARAMA GROUP HOLDINGS L.P.

By:	Dollarama Group GP Inc., its general partner

By:	/S/ NICHOLAS NOMICOS
Name:	Nicholas Nomicos
Title:	Interim Chief Financial Officer

Date: December 10, 2009

EXHIBIT INDEX

99.1	Press Release of Dollarama Inc., dated December 10, 2009

CONTACTS

Nicholas Nomicos

Interim Chief Financial Officer

(514) 737-1006 x1237

Laki.Nomicos@dollarama.com

Media:

Paul de la Plante

NATIONAL Public Relations

(514) 843-2332

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